UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2013

CH ENERGY GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

New York	0-30512	14-1804460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

284 South Avenue Poughkeepsie, New York 12601-4839
(Address of Principal Executive Offices) (Zip Code)

(845) 452-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04  Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
On April 3, 2013, CH Energy Group, Inc. (the "Company") received a supplemental notice from the Plan Administrator of the Central Hudson Gas & Electric Corporation Savings Incentive Plan (the "Plan") of a blackout period (the "Blackout Period") pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, with respect to the Plan.  The supplemental notice revised a prior notice received by the Company on March 18, 2013 (the "Original Notice"), which was reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2013.
In connection with the closing of the merger (the "Merger") between the Company, FortisUS Inc., Fortis Inc. and Cascade Acquisition Sub Inc., all of the outstanding common stock of the Company in the CH Energy Group Stock Fund of the Plan will be converted into cash ($65.00 per share) and the CH Energy Group Stock Fund will be removed as an investment option under the Plan. The Blackout Period is required to help ensure the orderly and accurate implementation of the conversion of the common stock of the Company into cash and the removal of the CH Energy Group Stock Fund as an investment option under the Plan.  Approval by the New York Public Service Commission is the only remaining regulatory authorization necessary to complete the Merger.  While no assurance can be given, the Company continues to anticipate that the Public Service Commission will review and approve the Merger in the second quarter of 2013.
On March 22, 2013, the State of New York Public Service Commission extended the deadline for submitting comments with respect to the Merger until May 1, 2013.  As a result, the Merger will not close on or about April 22, 2013, and the Blackout Period will not begin on April 17, 2013 as stated in the Original Notice.  Assuming for the purposes of scheduling a timely revised Blackout Period that the closing of the Merger occurs on or about Monday, May 20, 2013, the Blackout Period will begin at 4:00 p.m. Eastern Time on May 15, 2013 and will end with the Merger.  The foregoing dates are subject to further change if the Merger does not occur on or about May 20, 2013.
The Company has sent an appropriate notice to its directors and executive officers informing them of the revised Blackout Period and the restrictions on trading in the common stock of the Company (including with respect to derivatives) that apply to them during the Blackout Period.  The notice is provided to directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR promulgated pursuant to the Securities Exchange Act of 1934, as amended.  A copy of the notice is attached as Exhibit 99.1 to this Form 8-K and hereby is incorporated by reference.
During the Blackout Period and for a period of two years after the ending date of the Blackout Period, stockholders and other interested parties may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting CH Energy Group, Inc., Attention: General Counsel, 284 South Avenue, Poughkeepsie, New York 12601.
Item 9.01  Financial Statements and Exhibits
(d)  Exhibits
99.1  Notice of Blackout Period to Directors and Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CH ENERGY GROUP, INC.

Date: April 3, 2013	By:	/s/ Kimberly J. Wright
		Name:	Kimberly J. Wright
		Title:	Vice President – Accounting and Controller

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Notice of Blackout Period to Directors and Executive Officers